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                                                                Exhibit 10.17

                              INDEMNITY AGREEMENT

                                    (Empire)


         This Indemnity Agreement (this "Agreement") is entered into by and among General Parametrics Corporation, a Delaware corporation ("GPAR"); GPAR Merger, Inc., an Arizona corporation, and wholly-owned subsidiary of GPAR (the "GPAR Merger Sub", and together with GPAR, the "GPAR Companies"); Empire Metals, Inc., an Arizona corporation ("Empire"); Copperstate Metals, Inc., an Arizona corporation ("Copperstate"); Donald Moorehead; George Moorehead; Harold Rubenstein, an individual resident of Arizona ("Shareholder"); and EMCO Recycling Corp., an Arizona corporation ("EMCO"). Empire and Shareholder are hereinafter referred to as the "Indemnifying Parties." GPAR, GPAR Merger Sub, EMCO, Copperstate, the officers, directors, employees, agents, and shareholders of the foregoing corporations, Donald Moorehead, Shelley Moorehead, Nancy D. Moorehead and George Moorehead are hereinafter collectively referred to as the "Indemnified Parties."


                                    RECITALS

         A. The GPAR Companies, Empire, Shareholder, Copperstate, EMCO, Gerald Zack, David Zack, Raymond Zack, Donald Moorehead and George Moorehead have entered into that certain Merger Agreement, dated December 1, 1995, as amended by that certain First Amendment to Merger Agreement dated December _, 1995, as further amended by that certain Second Amendment to Merger Agreement dated February 16, 1996.

         B. Pursuant to the Merger Agreement, GPAR will acquire all of the issued and outstanding shares of EMCO in a merger whereby GPAR Merger Sub merges into EMCO, and the shareholders of EMCO transfer all their issued and outstanding shares to GPAR.

         C. There is pending that certain litigation styled EMCO Recycling Corp. vs. Ellis Rubenstein and Kristi Rubenstein, et al., Cause No. CV 95-10011 pending in the Superior Court of the State of Arizona, Maricopa County (the "Lawsuit"), wherein Kristi Rubenstein ("Wife"), the wife of Ellis Rubenstein ("Husband"), asserts various claims against EMCO, including the claim that (i) Husband was wrongfully terminated from employment by EMCO, (ii) Wife and/or Husband own an interest in a sky box arena in Phoenix, Arizona, for which Husband and/or Wife are entitled to compensation in an amount equal to the value of such interest, and (iii) Husband owned or owns forty-five percent
(45%) of the issued and outstanding shares of EMCO and any predecessors or successors in interest. The Lawsuit is the result of a divorce proceeding between Wife and Husband, Cause No. DR-94-17565, pending in the Superior Court of the State of Arizona, Maricopa County (the "Divorce Action").
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         D.      The claims of Wife and/or Husband set forth in the Lawsuit and
Divorce Action, and any other claims or counterclaims of any nature whatsoever which may be raised in the Lawsuit, Divorce Action or in any other proceeding or forum, which relate directly, indirectly, or derivatively in any manner to Wife's or Husband's assertions of an interest in EMCO, Ellis Metals, Inc., GPAR, or any predecessors, successors-in-interest, or subsidiaries of EMCO, Ellis Metals, Inc., or GPAR, are hereinafter referred to as the "Claims."

         E. The GPAR Companies, Copperstate, Donald Moorehead and George Moorehead are unwilling to consummate the merger contemplated by the Merger Agreement absent indemnification from the Claims by the Indemnifying Parties. Also, the GPAR Companies, EMCO, Copperstate, Donald Moorehead and George Moorehead desire indemnification from certain bankruptcy liabilities of Empire.

         F. The Indemnifying Parties are willing to indemnify the Indemnified Parties from the Claims pursuant to the provisions herein.

                                   AGREEMENT

         In consideration of the premises, and the mutual warranties, covenants and agreements contained herein, the parties hereto agree as follows:

         1. Indemnification. The Indemnifying Parties, jointly and severally, agree to indemnify and hold harmless the Indemnified Parties from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities (including, without limitation, related legal counsel and paralegal fees and expenses) incurred or suffered by the Indemnified Parties on a pre-tax consolidated basis to the extent resulting from the Claims; provided, however, EMCO shall bear the legal fees, costs and expenses of its own attorneys to prosecute the claims currently set forth in the Lawsuit, but not for any new claims raised by Husband or Wife in the Lawsuit. Additionally, Empire agrees to indemnify and hold harmless the Indemnified Parties from and against all expenses, losses, costs, deficiencies, liabilities (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by the Indemnified Parties on a pre-tax consolidated basis to the extent resulting from any claim (the "Bankruptcy Claims") which may be made against the Indemnified Parties relating to any chapter 11 bankruptcy debts of Empire.

         2.      Duration.  This Agreement shall continue indefinitely until
(i) Wife and Husband have unconditionally released GPAR and EMCO and all other Indemnified Parties from any and all Claims; or (ii) a final, non-appealable judgment has been entered which absolves GPAR and EMCO and all other Indemnified Parties from liability for any and all Claims-set forth in the Lawsuit, and there is no other claim by Wife or Husband pending against GPAR or EMCO and all other Indemnified Parties, and Husband has unconditionally released GPAR and EMCO and all other Indemnified Parties from any and all claims.
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         3.      Conditions of Indemnification Regarding Claims.

                 a. With respect to any Claims against the Indemnified Parties, each Indemnified Party shall have the right to undertake and control the defense of the Claims against such Indemnified Party by counsel or other representatives of its own choosing, at the expense and for the account and risk of the Indemnifying Parties.

                 b. Anything in this Agreement to the contrary notwithstanding, the obligations of the Indemnifying Parties hereunder shall terminate as to any Indemnified Party who, without the Indemnifying Parties' written consent, settles or compromises any of the Claims against such Indemnified Party.

         4. Control of Claims by Indemnified Parties. The Indemnifying Parties acknowledge and agree that the Indemnified Parties shall control the defense of the Claims and the Lawsuit, including the selection of legal counsel who will represent the Indemnified Parties with respect to such Claims and the Lawsuit, the legal theories which will be argued and/or asserted, the evidence to be presented or not presented, the witnesses to be called or not called, the motions to be filed or not filed, the arguments to be presented, not presented, or abandoned, and the examination or cross-examination of witnesses, and the Indemnifying Parties hereby release and waive any right to contest or complain of such actions, inactions, or omissions by the Indemnified Parties and their legal counsel which relate to the Lawsuit, and the Indemnifying Parties agree that none of such actions, inactions or omissions shall in any manner whatsoever mitigate or reduce the obligations undertaken in this Agreement by the Indemnifying Parties. The Indemnifying Parties also acknowledge and agree that the interests of the Indemnifying Parties and the Indemnified Parties may differ in the course of any litigation with respect to the Lawsuit, and the Indemnifying Parties release and waive any claims that they may have against the Indemnified Parties for such difference in interests and agree that no such difference in interests shall in any manner mitigate or reduce the Indemnifying Parties' obligations hereunder. Notwithstanding the foregoing, the Indemnified Parties acknowledge and agree that the release and waiver by the Indemnifying Parties being given herein relate only to the Lawsuit, and not to any other of the Claims.

         5. Conditions of Indemnification Regarding Bankruptcy Claims. The obligations of Empire hereunder with respect to its indemnity related to the Bankruptcy Claims shall be subject to the following terms and conditions:

                 a. The Indemnified Party must give Empire notice of any such Bankruptcy Claim twenty (20) days after the Indemnified Party receives notice thereof;

                 b. Empire shall have the right to undertake, by counsel or other representatives of its own choosing, the defense of such Bankruptcy Claim;





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                 c.       in the event Empire shall elect not to undertake such
defense, or within a reasonable time after notice of any such Bankruptcy Claim from the Indemnified Party shall fail to defend, the Indemnified Party (upon further written notice to Empire) shall have the right to undertake the defense, compromise or settlement of such Bankruptcy Claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of Empire (subject to the right of Empire to assume defense of such Bankruptcy Claim at any time prior to settlement, compromise or final determination thereof);

                 d. Anything in this Section 5 to the contrary notwithstanding, (A) EMCO shall have the right, at its own cost and expense, to have its own counsel to protect its own interests and participate in the defense, compromise or settlement of any Bankruptcy Claim, (B) Empire shall not, without EMCO's written consent, settle or compromise any Bankruptcy Claim or consent to entry of any judgement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to EMCO of a release from all liability in respect of such Bankruptcy Claim, and (C) EMCO, by counsel or other representatives of its own choosing and at its sole cost and expense, shall have the right to consult with Empire and its counsel or other representatives concerning such Bankruptcy Claim, and Empire and EMCO and their respective counsel shall cooperate with respect to such Bankruptcy Claim.

         6. Security for the Indemnification Obligations. As security for the obligations of the Indemnifying Parties to GPAR and EMCO, Empire shall execute and deliver to GPAR a certain Stock Pledge and Security Agreement, dated of even date herewith, wherein Empire grants to GPAR a security interest in (i) Two Hundred and Fifty Thousand (250,000) shares of stock of GPAR owned by Empire, (ii) warrants to purchase one hundred thousand (100,000) shares of GPAR at $6.00 per share, and (iii) warrants to purchase one hundred fifty thousand (150,000) shares of GPAR at $4.00 per share, in accordance with the terms set forth in the security agreement.

         7. Shareholder shall cause his spouse to execute the Joinder of Spouse attached hereto as Exhibit "A."

         8.      General Provisions.

                 a. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):





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                          (i)     IF TO ANY OF THE GPAR COMPANIES TO:

                                  General Parametrics Corp.
                                  12 Country Lane
                                  Northfield, IL 60093
                                  Attn: T. Benjamin Jennings, Chairman
                                  Telecopy No.: (708) 446-9108

                                  General Parametrics Corp.
                                  7600 Augusta Street
                                  River Forest, EL 60305
                                  Attn: Mr. Gerard Jacobs, President
                                  Telecopy No.: (708) 366-0891

                                  WITH A COPY TO:

                                  Meadows, Owens, Collier, Reed,
                                  Cousins & Blau, L.L.P.
                                  901 Main Street, Suite 3700
                                  Dallas, Texas 75202
                                  Attn: Fielder F. Nelms, Esq.
                                  Telecopy No.: (214) 747-3732

                          (ii)    IF TO THE INDEMNIFYING PARTIES:

                                  Empire Metals, Inc.
                                  2010 W. Lower Buckeye
                                  Phoenix, Arizona 85009
                                  Attn: Harold Rubenstein
                                  Telecopy No.: (602)_________

                                  WITH A COPY TO:

                                  Sacks Tierney P.A.
                                  2929 N. Central Avenue
                                  Fourteenth Floor
                                  Phoenix, Arizona 85012-2742
                                  Attn: Rob Kimball
                                  Telecopy No.: (602) 279-2027





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                          (iii)   IF TO COPPERSTATE:

                                  Raymond Zack
                                  3700 W. Lower Buckeye
                                  Phoenix, Arizona 85009
                                  Telecopy No.: 602-447-3020

                          (iv)    IF TO GEORGE MOOREHEAD:

                                  George Moorehead
                                  EMCO Recycling Corp.
                                  3700 W. Lower Buckeye
                                  Phoenix, Arizona 85009

                          (v)     IF TO DONALD MOOREHEAD:

                                  Donald Moorehead
                                  1801 Burningtree Lane
                                  Plano, Texas 75092

         9. Entire Agreement. This Agreement, the Stock Pledge and Security Agreement, the Merger Agreement, the Joinder of Spouse, and that certain Assumption Agreement between Empire and EMCO contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter.

         10. Amendment: Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and, no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

         11. Binding Effect: Assignment. The obligations hereunder shall survive the death of Shareholder and/or the liquidation or dissolution of Empire, in which event the obligations hereunder shall be binding upon Shareholder's estate, heirs, administrators, executors, and assigns, or Empire's successors and assigns, as appropriate. The rights of this Agreement shall





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inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         13. lnterpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Time shall be of the essence in this Agreement.

         14. Governing Law: Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Arizona applicable to contracts executed and to be wholly performed within such state.

         15. Arm's Length Negotiations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

         16. Attorney Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and all other costs and expenses of litigation from the other party, which amounts may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which amounts shall be in addition to any other relief which may be awarded.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year written below.


                                     GENERAL PARAMETRICS CORPORATION,
                                     a Delaware corporation


Date:  4-11-96                       By:    T. Benjamin Jennings
                                        --------------------------
                                     Name:  T. Benjamin Jennings
                                        --------------------------
                                     Title:  Chairman of the Board
                                        --------------------------

                                     GPAR MERGER, INC., an Arizona corporation


Date:  4-11-96                       By:    T. Benjamin Jennings
                                        --------------------------
                                     Name:  T. Benjamin Jennings
                                        --------------------------
                                     Title:  President
                                        --------------------------


                                     EMPIRE METALS, INC.,
                                     an Arizona corporation


Date:  4-11-96                       By:  /s/  HAROLD RUBENSTEIN
                                        --------------------------
                                          Harold Rubenstein, President


Date:  4-11-96                       /s/  HAROLD RUBENSTEIN
                                     -----------------------------
                                     HAROLD RUBENSTEIN, Individually

                                     EMCO RECYCLING CORP.,
                                     an Arizona corporation

Date:  4-11-96                       By:  /s/  George O. Moorehead
                                        --------------------------
                                     Name:  George O. Moorehead
                                        --------------------------
                                     Title:  President
                                        --------------------------





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                                  COPPERSTATE METALS, INC.,
                                  an Arizona corporation


Date: April 11, 1996              By:    David M. Zack
      ----------------------             -------------------------

                                  Name:  David M. Zack
                                         -------------------------

                                  Title: President
                                         ------------------------

Date: 4-11-96                     Donald F. Moorehead, by George Moorehead
      ----------------------          Attorney-in-fact
                                  -------------------------------
                                  DONALD MOOREHEAD, Individually


Date: 4-1-96                      G.O. Moorehead
      ----------------------      --------------------------------
                                  GEORGE MOOREHEAD, Individually


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